UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2023

SPRUCE POWER HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 S Colorado Blvd, Suite 2-825 Denver, CO	80222
(Address of principal executive offices)	(Zip Code)

(866) 903-2399

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 28, 2023, the U.S. Securities and Exchange Commission (the “SEC”) issued an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8(a) of the Securities Act of 1933 (the “Securities Act”) and Section 21(c) of the Securities Exchange Act of 1934 (the “Exchange Act”), Making Findings, and Imposing a Cease-and-Desist Order (the “Settlement Order”) resolving the previously disclosed SEC inquiry into Spruce Power Holding Corporation (the “Company”) related to, among other things, the Company’s business combination with XL Hybrids, Inc. and the related private investment in public equity financing, the Company’s sales pipeline and revenue projections, purchase orders, suppliers, California Air Resources Board approvals, fuel economy from Drivetrain products, customer complaints, and disclosures and other matters in connection with the foregoing.

The Company has agreed to settle with the SEC, without admitting or denying the allegations described in the Settlement Order. The Settlement Order requires the Company to (i) cease and desist from committing or causing any violations and any future violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act, Sections 13(a) and 14(a) of the Exchange Act and Rules 12b-20, 13a-11, and 14a-9 thereunder, and (ii) pay, within 10 days of the entry of the Settlement Order, a civil money penalty in the amount of $11,000,000 to the SEC. This civil money penalty will be funded from corporate cash, which was approximately $192 million at June 30, 2023.

The foregoing description of the Settlement Order does not purport to be complete and is qualified in its entirety by reference to the Settlement Order. The Settlement Order is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Order Instituting Cease-and-Desist Proceedings Pursuant to Section 8(a) of the Securities Act of 1933 and Section 21(c) of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: October 4, 2023	By:	/s/ Jonathan Norling
	Name:	Jonathan Norling
	Title:	General Counsel

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